SECOND AMENDMENT TO CREDIT AGREEMENT


          This Second Amendment to Credit Agreement (this "Amendment")
                                                           ---------
is entered into as of September 5, 1995 among ANNTAYLOR, INC., a

Delaware corporation (the "Borrower"), the various financial institutions
                           --------
named on the signature pages hereto (the "Lenders") and BANK OF AMERICA
                                          -------
NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent.



          WHEREAS, the Borrower, the Lenders, the Co-Agents named therein,

BA Securities, Inc. as Arranger and the Agent are party to that certain

Credit Agreement dated as of July 29, 1994 (as from time to time amended,

the "Credit Agreement"); and
     ----------------



          WHEREAS, the Borrower has requested the Lenders to amend certain financial covenants and other provisions of the Credit Agreement and the

Lenders are willing to agree to the Borrower's request on the terms and subject to the conditions set forth herein;



          NOW THEREFORE, the parties hereto hereby agree as follows:



          Section 1.     Defined Terms.   Unless otherwise defined in
                         -------------
this Amendment, defined terms used herein shall have the meanings assigned to such terms in the Credit Agreement.



          Section 2.     Amendment to Credit Agreement.
                         -----------------------------

               (a)   Amendment to Definition of "Fixed Charge Coverage
                     -------------------------------------------------
          Ratio."
          ------


                The definition of the term "Fixed Charge Coverage Ratio"
                                            ---------------------------
          contained in Section 1.01 of the Credit Agreement is hereby
                       ------------
          amended to read as follows:


                     " 'Fixed Charge Coverage Ratio' shall mean, for any
                        ---------------------------
               period, the quotient obtained by dividing (a) EBITDA by

               (b) the sum of (i) Capital Expenditures paid or accrued

               during such periods excluding  (A) any Capital Expenditures
                                   ---------
               made in respect of the Distribution Center and   (B) any

               Capital Expenditures in the aggregate maximum amount of

               $28,000,000 made in respect of the leasing or financing of material handling equipment, furniture and fixtures in

               stores of the Borrower and its Subsidiaries, plus
                                                            ----
               (ii)  schedule payments made since the Initial Funding Date for principal on Indebtedness excluding any payment made
                                             ---------
               upon termination of a Receivables Transaction plus (iii)
                                                             ----
               Cash Interest Expense during such period plus (iv)  income
                                                       ----
               tax expense during such period."



              (b)   Change in Cleandown Provisions.   Clause (v) of Section
                    ------------------------------    ----------    -------
          2.01(a) of the Credit Agreement is hereby amended to read as
          -------
          follows:


                   "(v)  The Borrower shall from time to time effect a

             prepayment of the oustanding Loans (such amount, a "Cleandown")
                                                                 ---------
             so as to cause the aggregate outstanding principal amount of the Loans to be not more than (A) $50,000,000, for at least 30 consecutive days during the period from the Intitial Funding

             Date to the last day of the Fiscal Year beginning on January

             30, 1994,  (B) $85,000,000, for at least 15 consecutive days in the last six months of the Fiscal Year beginning on January

             29, 1995 and (C) $50,000,000, for at lease 30 consecutive days in each Fiscal Year thereafter (each such period, a "Cleandown
                                                                  ---------
             Period").  Promptly after the end of any Cleandown Period,
             ------
             the Borrower shall notify the Agent that a Cleandown Period has occurred and the Agent shall notify the Lenders."


              (c)  Additional Indebtedness.
                   -----------------------

                   (i)  Paragraph (j) of Section 8.01 of the Credit Agreement
                        -------------    ------------
              is hereby amended by deleting the work "and" appearing at the end thereof.


                   (ii)  A new paragraph (k) is hereby added to Section 8.01
                               -------------                    ------------
              of the Credit Agreement reading as follows:


                         "(k)   Indebtedness in connection with Liens

                    permitted under clause (x) of Section 8.02(b); and".
                                    ----------    --------------------


                   (iii)  Present paragraph (k) of Section 8.01 of the Credit
                                  -------------    ------------
                   Agreement is hereby relettered as paragraph (1).
                                                     -------------


              (d)   Additional Liens.
                    -----------------

                    (i)   Clause (ix) of Section 8.02(b) of the Credit
                          -----------    ---------------
                    Agreement is hereby amended to read as follows:


                         "(ix)  Liens in respect of Indebtedness permitted

                    pursuant to Section 8.01(l);"
                                ---------------


                    (ii)  A new clause (x) is hereby added to Section 8.02(b)
                                ----------                    ---------------
                    of the Credit Agreement reading as follows:


                         "(x)  Liens on the Distribution Center; and".


                    (iii)  Present clause (x) of Section 8.02(b) of the Credit
                                   ----------    ---------------
                    Agreement is hereby renumbered as clause (xi).
                                                      -----------


              (e)   Additional Accommodation Obligations.
                    -------------------------------------

                    Section 8.04 of the Credit Agreement is hereby
                    ------------
              amended to read as follows:


                         "8.04.   Accomodation Obligations.   The Borrower
                                  -------------------------
                     shall not, and shall not permit ATSC or any Restricted

                     Subsidiary to, create or become or be liable, directly

                     or indirectly, with respect to any Accommodation

                     Obligation except:


                         (a)  guaranties resulting from endorsement of

                     negotiable instruments for collection in the ordinary

                     course of business;


                         (b)  obligations, warranties and indemnities, not

                     relating to Indebtedness of any Person, which have

                     been or are undertaken or made in the ordinary course

                     of business and not for the benefit or in favor of an

                     Affiliate of the Borrower or such Subsidiary;


                         (c)   obligations in respect of any Receivables

                     Transaction;


                         (d)   guaranties of obligations of the Borrower

                     or Subsidiaries of the Borrower in connection with

                     the leasing or financing of material handling

                     equipment, furniture and fixtures in the ordinary

                     course of business;


                         (e)   Accomodation Obligations arising in connection

                     with the Borrower's agreement to provide the CAT Joint

                     Venture with one or more Letters of Credit issued for the

                     benefit of the CAT Joint Venture pursuant to the CAT Joint

                     Venture Agreement to the extent permitted by section
                                                                  -------
                     8.03(i) and similar arrangements for the benefit of other
                     -------
                     joint ventures; and


                         (f)   with respect to ATSC, Accommodation Obligations

                     arising in connection with the ATSC Guaranty or

                     Accommodation Obligations for Indebtedness of the

                     Borrower or its wholly-owned Restricted Subsidiaries

                     permitted to be incurred under Section 8.01.
                                                    ------------


              (f)   Limitation on Capital Expenditures.
                    ----------------------------------

                    A new negative covenant is hereby added to the Credit

              Agreement reading as follows:


                   "8.15   Capital Expenditures.  The Borrower shall not
                           ---------------------
              make Capital Expenditures in any Fiscal Year set forth below exceeding the amount set forth below with respect to such

              Fiscal Year:


                          Fiscal Year            Capital Expenditures
                          -----------            --------------------

                 Fiscal Year beginning 1/29/95      $78,200,000
                 Fiscal Year beginning 2/04/96      $45,000,000
                 Each Fiscal Year thereafter        $30,000,000


              provided, however, that in the Fiscal Year beginning on
              --------  -------
              February 4, 1996 no more than $22,500,000 in Capital

              Expenditures may be incurred or committed to be incurred

              during the first six months of such Fiscal Year."



              (g)   Change in Minimum Fixed Charge Coverage Ratio.
                    ----------------------------------------------

                    Section 9.03 of the Credit Agreement is hereby amended
                    ------------
              to read as follows:


                    "9.03   Minimum Fixed Charge Coverage Ratio.  The
                            -----------------------------------
                    Borrower shall not permit the Fixed Charge Coverage

                    Ratio, as determined at the end of any fiscal quarter

                    for the preceding four fiscal quarters (or, if less,

                    the number of quarters elapsed since the Initial

                    Funding Date) to be less than the ratio set forth

                    opposite the month in which such fiscal quarter ends:


                           Quarter Ended            Minimum Ratio
                           -------------            -------------

                           October 1994              1.00 to 1.00
                           January 1995              1.00 to 1.00
                           April 1995                1.00 to 1.00
                           July 1995                 0.76 to 1.00
                           October 1995              0.825 to 1.00
                           January 1996              0.820 to 1.00
                           April 1996                1.00 to 1.00
                           July 1996                 1.05 to 1.00
                           October 1996
                              and thereafter         1.10 to 1.00"



          Section 3.     Representations and Warranties.
                         ------------------------------


          The Borrower represents and warrants that:

              (a)   (i)  the execution and delivery of this Amendment

          have been duly authorized by all necessary corporate action;

          and (ii) do not violate any Requirement of Law nor conflict with or result in the breach of any Contractual Obligation binding on the Borrower; and



              (b)   after giving effect to this Amendment, the

          representations and warranties of the Borrower contained in

          Article V of the Credit Agreement (except for representations
          ---------
          and warranties relating to a particular point in time) and in each other Loan Document are true and correct in all material respects as if made on and as of the date of this Amendment and no Potential Event of Default or Event of Default has occurred and is continuing.




          Section 4.   Effectiveness.
                       --------------

              (a)   This Amendment shall become effective as of the date

              first above written when the Agent has received the following:



                    (i)   counterparts hereof executed by the Borrower, the

                    the Requisite Lenders and the Agent and signed by ATSC

                    as a consenting party; and


                    (ii)  a fee equal to 0.20% of the aggregate amount

                    of the Commitments to be allocated among the Lenders

                    having executed and delivered a counterpart of this

                    Amendment by September 6, 1995 ratably in accordance

                    with the amounts of the respective Commitments of

                    such Lenders.



              (b)   Upon the effectiveness of this Amendment (i) each

          reference in the Credit Agreement to "this Agreement", "hereunder",

          "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference in each other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.



              (c)   Except as specifically amended above, the Credit Agreement shall remain in full force and effect.


              (d)   The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Lender or the Agent under the

          Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.



          Section 5.     Waiver of Defaults.  The Lenders hereby waive any
                         -------------------
          Potential Event of Default or Event of Default that may have occurred as a result of a violation of Section 9.03 of the Credit Agreement
                                        ------------
          prior to the date of this Amendment.



          Section 6.     Miscellaneous.
                         -------------

              (a)    This Amendment may be executed in any number of

          counterparts and by different parties hereto in separate

          counterparts, each of which when executed and delivered

          shall be deemed to be an original and all of which taken

          together shall constitute but one and the same instrument.



               (b)     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED

          IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.



                                         ANNTAYLOR, INC.


                                         By:  /s/  Walter J. Parks
                                              ---------------------

                                         Title:  Senior V.P. - Finance
                                                 ---------------------



                                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATIONS,
                                         as Agent

                                         By:  /s/ Dietmar Schiel
                                              -------------------------

                                         Title:   Vice President
                                               -------------------------




                                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION


                                         By:  /s/ John Pocalyko
                                              ---------------------------

                                         Title:   Vice President
                                                -------------------------



                                         FLEET BANK, NATIONAL ASSOCIATION

                                         By:  /s/ David W. Parmelee
                                              ---------------------------

                                         Title: Executive Vice President
                                              ---------------------------



                                         LTCB TRUST COMPANY

                                         By:  /s/ Rene O. LeBlanc
                                              ---------------------------

                                         Title:   Senior Vice President
                                              ---------------------------



                                         PNC BANK, NATIONAL ASSOCIATION

                                         By:  /s/ Mark Williams
                                              ---------------------------

                                         Title:  Vice President
                                              ---------------------------



                                         SHAWMUT BANK, N.A.

                                         By:  /s/
                                              ---------------------------

                                         Title:
                                              ---------------------------



Consenting Party:

ANNTAYLOR STORES CORPORATION

By:   /s/ Walter J. Parks
      ---------------------------

Title:    Sr. V.P. - Finance
      --------------------------